FRANKLY INC.

(INCORPORATED (BY CONTINUANCE) UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLOMBIA))

THIS CERTIFIES THAT

CUSIP:
ISIN:

is the registered owner of

FULLY PAID AND NON-ASSESSABLE CLASS A RESTRICTED VOTING COMMON SHARES IN THE CAPITAL OF

FRANKLY INC.

transferable only on the books of the Company by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this Certificate to be signed by its duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED by
TSX Trust Company
Toronto, Ontario, Canada.
Transfer Agent and Registrar

Steven Chung	Jungsoo Park
Chief Executive Officer	Vice President, Operations	By
AUTHORIZED OFFICER

The Shares represented by this Certificate are transferable at the offices of TSX Trust Company, Toronto, Ontario, Canada

FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

_	_

(PLEASE PRINT OR TYPEWRITE NAME AND ADRESS OF ASSIGNEE)

                                                                                                                                                                                                                                                                                                                                                 Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                           Attorney to transfer the said Stock on the Books of the within named Company, with full power of substitution in the premises

Dated

Signature:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBILE GUARANTOR INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

Guaranteed by:

RESTRICTIONS